UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 7, 2013

ENERGY FOCUS, INC.

__________________________

(Exact name of registrant as specified in its charter)

Delaware	0-24230	94-3021850
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

32000 Aurora Road
Solon, Ohio		44139
(Address of principal executive offices)		(Zip Code)

(440) 715-1300

(Registrant’s telephone number,
including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On March 12, 2013, Energy Focus, Inc. (the “Company”) reported that it had embarked on a program to raise up to $3.8 million in convertible debt. The structure of the financing consists of unsecured, subordinated, convertible promissory notes that mature on December 31, 2016, have a five percent annual interest rate, and are convertible into common stock of the Company at the rate of $0.23 per share. The conversion price represented an approximately 12% premium to the average closing price of the common stock during the period from February 1 to March 6, 2013. The terms of this financing are substantially the same as those the Company entered into on December 13, 2012 as part of its $1.5 million convertible debt issuance. The Company’s Board of Directors approved this financing.

The Company previously reported that it had raised $1.8 million of the anticipated $3.8 million through March 31, 2013. Between May 7, 2013 and May 20, 2013, the Company received an additional $1.6 million from three current investors, and expects to receive an additional $1.4 million over the next several weeks, resulting in a total of $4.8 million raised. The market price of the Company’s shares between May 7, 2013 and May 20, 2013, ranged between $0.23 and $.041 per share.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Between May 7, 2013 and May 20, 2013, the Company has raised an additional $1.6 million in convertible debt. The information required by Item 2.03 is included in Item 1.01 of this report and is hereby incorporated in by reference.

Item 3.02.   Unregistered Sale of Equity Securities.

Between May 7, 2013 and May 20, 2013, the Company has raised an additional $1.6 million in convertible debt. The information required by Item 3.02 is included in Item 1.01 of this report and is hereby incorporated in by reference.

Item 9.01.   Financial Statements and Exhibits.

(d)	Exhibits

99.1	Form of Convertible Subordinated Note (incorporated by reference as Exhibit 99.1 of the Company’s Current Report on Form 8-K dated March 12, 2013).

99.2	Form of Note Purchase Agreement (incorporated by reference as Exhibit 99.2 of the Company’s Current Report on Form 8-K dated March 12, 2013).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 23, 2013

ENERGY FOCUS, INC.

	By	/s/ Mark J. Plush
Name: Mark J. Plush
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Form of Convertible Subordinated Note (incorporated by reference as Exhibit 99.1 of the Company’s Current Report on Form 8-K dated March 12, 2013).

99.2	Form of Note Purchase Agreement (incorporated by reference as Exhibit 99.2 of the Company’s Current Report on Form 8-K dated March 12, 2013).